Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings (Loss) Per Share	EARNINGS (LOSS) PER SHARE
32.1Accounting policies
The basic result per share is calculated by dividing the net income for the year attributed to the Company's controlling shareholder by the weighted average number of all classes of shares in circulation, except treasury shares, during the year.
Diluted earnings (loss) per share are calculated adjusting the weighted average number of shares outstanding, except those in treasury shares, by instruments potentially convertible into shares. However, due to the losses reported in the years ended December 31, 2024, 2023 and 2022, these instruments issued by the company have a non-dilutive effect and therefore were not considered in the total number of shares outstanding to determine the diluted loss per share.
Although there are differences between common and preferred shares as to voting and preemptive rights in the event of liquidation, the Company's preferred shares do not grant the right to receive fixed dividends. Preferred shares have economic power and the right to receive dividends 75 times greater than common shares. Accordingly, the Company considers that the economic power of preferred shares is greater than that of common shares. Therefore, the profit or loss for the year attributable to the controlling shareholders is allocated proportionally in relation to the total economic participation of the amount of common and preferred shares.
32.2Earnings (loss) per share calculation

	Years ended December 31,
Description	2024	2023	2022

Numerator
Loss for the year	(9,151,371)	(2,380,456)	(722,367)

Denominator
Weighted average number of common shares	928,965,058	928,965,058	928,965,058
Weighted average number of preferred shares	335,275,653	335,145,967	335,291,821
Economic value of preferred shares	75	75	75
Weighted average number of equivalent preferred shares (a)	347,661,854	347,532,168	347,678,022
Weighted average number of equivalent common shares (b)	26,074,639,033	26,064,912,583	26,075,851,633
Weighted average number of presumed conversions	900,031,192	220,081,929	77,059,124
Weighted average number of preferred shares that would have been issued the average share price at the market price	2,377,040	4,041,744	3,290,760

Basic loss per common share – R$	(0.35)	(0.09)	(0.03)
Diluted loss per common share – R$	(0.35)	(0.09)	(0.03)
Basic loss per preferred share – R$	(26.32)	(6.85)	(2.08)
Diluted loss per preferred share – R$	(26.32)	(6.85)	(2.08)

(a)This refers to the participation in the value of the Company's total equity, calculated as if all 928,965,058 common shares had been converted into 12,386,201 preferred shares at the conversion ratio of 75 common shares for each preferred share.
(b)This refers to the participation in the value of the Company's total equity, calculated as if the weighted average of preferred shares had been converted into common shares at the conversion ratio of 75 common shares for each one preferred share.